SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2004

REPUBLIC BANCORP INC.

(Exact name of registrant as specified in its charter)

Michigan	0-15734	38-2604669
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1070 East Main Street, Owosso, Michigan 48867
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 725-7337

(Former name or former address, if changed since last report)

Item 9. Regulation F-D Disclosure
SIGNATURES
8-K EXHIBIT INDEX
Press Release dated April 13, 2004

Item 9. Regulation F-D Disclosure

     On April 13, 2004, the Company released its first quarter results and held a conference call to discuss the earnings release. A recording of the call is available on the Internet at www.republicbancorp.com. The press release is attached as Exhibit 99.1 to this Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP INC.

Date: April 13, 2004	By:	/s/ Thomas F. Menacher

	Name:	Thomas F. Menacher
	Its:	Executive Vice President, Treasurer and
Chief Financial Officer

8-K EXHIBIT INDEX

Exhibit No.	Description
99.1	Republic Bancorp Inc. Press Release Dated April 13, 2004